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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 33-55547 and 33-55657) of Coram Healthcare Corporation of our report dated March 31, 1996, with respect to the consolidated financial statements and schedule of Coram Healthcare Corporation included in this Amendment No. 1 to the Annual Report (Form 10-K/A) for the year ended December 31, 1995.


                                            ERNST & YOUNG LLP

Denver, Colorado

June 4, 1996